STEM CELL THERAPY INTERNATIONAL, INC.



                   SCTI BUSINESS DEVELOPMENT ADVISORY AGREEMENT


     THIS AGREEMENT is made this 7th day of February, 2006, by and between STEM CELL THERAPY INTERNATIONAL, INC.; a corporation duly incorporated under the laws of Nevada, with its principal office located at 2203 North Lois Ave., 9th Floor, Tampa, Florida 33594 ("the Company''), and GUS YEPES as an SCTI Business Development Advisor for Costa Rica, herein ("the Business Development Advisor").

     In consideration of the mutual agreements contained in this document, the parties, intending to be legally bound, agree as follows:

 1.     INDEPENDENT  CONTRACTOR.

     The Business Development Advisor will be an independent contractor and not an Employee of the Company.

     The Business Development Advisor will not be entitled to receive any compensation, commissions or benefits other than those expressly provided in this Agreement.

2.     SCOPE  OF  DUTIES.

WHEREAS, The Business Development Advisor certifies that there are no outstanding agreements or obligations that conflict with any of the provisions of this Agreement, or that would preclude or in any way compromise the Business Development Advisor in compliance with the provisions hereof.

WHEREAS, The Company has engaged the Business Development Advisor to act as a business consultant and advisor in connection with the Company's business matters in Costa Rica;

WHEREAS, The Business Development Advisor has experience in providing business consulting and advisory services to doctors, clinics, hospitals, other medical facilities, hotels, corporations, governmental agencies, partnerships and other business organizations within Costa Rica;

NOW THEREFORE, in consideration of, and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         (1) PURPOSE. The company hereby engages the Business Development Advisor on a non-exclusive basis for the term specified in this Agreement to render business consulting and advisory services upon the terms and conditions set forth herein.

         (2) REPRESENTATIONS OF THE BUSINESS DEVELOPMENT ADVISOR AND THE COMPANY. The Business Development Advisor represents and warrants to the Company that it is free to enter into this Agreement and the business consulting and advisory service to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Business Development Advisor is bound. The Company acknowledges that the Business Development Advisor is in the business of providing business consulting and advisory services to others and that nothing herein contained shall be construed to limit or restrict the Business Development Advisor in conducting such business with respect to others, or rendering such services to others.

         (3) DUTIES OF THE BUSINESS DEVELOPMENT ADVISOR. During the term of this Agreement, the Business Development Advisor will provide the Company with business consulting and advisory services as specified below at the request of the Company from time to time, provided that the Business Development Advisor shall not be required to undertake duties not reasonably within the scope of the services in which the Business Development Advisor is engaged generally. In performance of these duties, the Business Development Advisor shall provide the Company with the benefits of his/her best judgment and efforts. It is understood and acknowledged by the parties that the amount of time spent rendering such business consulting and advisory services shall be determined according to the Business Development Advisor's and the Company's mutually convenient schedule.

The Business Development Advisor's business consulting and advisory services shall include but are not limited to:

              a.)    Structuring;  set  up  office  and administration the Costa
Rica  for  SCTI.

  b.) Interface with Federal, local and city governmental agencies to provide access to, and help produce documentation to obtain any special permits and address any licensing issues.

c.) Provide as Business liaison between SCTI and affiliated clinics, hospitals other medical facilities and Treating Physicians in Costa Rica; and

d) Provide general business planning, security, development and operations support; and

e) Assist with mergers and acquisitions, and any other agreed upon business ventures; and

     f)   The  Business  Development  Advisor  will  be  responsible  to  do the
following            as  well:

(4) The Business Development Advisor agrees to participate in conference calls and meetings with the SCTI Corporate Officers and members of the Company's Medical and Scientific Business Development Advisory Board when his/her schedule allows, to discuss the latest technology in stem cell treatments, corporate policies and shall contribute with his/her recommendations on future progress and corporate operations and direction.

(5) The Business Development Advisor will be required to interact with SCTI treating Physicians, Medical and Scientific Advisory Board Members, Corporate Officers and to develop strategic alliances with other corporations, governmental agencies, research organizations, medical facilities, universities and individuals outside of the Company for the advancement of our knowledge and expertise in the treatment of patients with our various stem cell Products.

(6) The Business Development Advisor's roll will be to make sure that the Company will maintain its competitive edge both globally and in the United States in the field of stem cell treatments, research and the development of new technologies and vertical markets.

3.     COMPENSATION.

     The Company shall issue ten thousand (10,000) shares of Rule 144 common stock of the Company to the Business Development Advisor as compensation for the initial one year term of this agreement, as follows:

     (a) Thirty days after the execution of this agreement, the Company shall issue five thousand (5,000) shares of common stock under rule 144, and

     (b) Six months after the execution of this agreement, the Company shall issue the remaining five thousand (5,000) shares common stock under rule 144.

     (c) Compensation for successive renewal years under the terms of this Agreement shall be issued at thirty days and six months after renewal in two increments of five thousand shares of rule 144 common stock.

     (d) The Company will pay the Business Development Advisor a sum of $3,000. UDS per Patient sent to his/her counties affiliated medical facilities for treatment by the Company.

     (e) The company will pay the Business Development Advisor a sum of $5,000. USD per Patient referred to the affiliated medical facilities for treatment by the Business Development Advisor.

     (f) The Business Development Advisor will pay the sum of $700. USD to the treating physician for each SCTI patient treated with our stem cell biological solution.

     (g) The Business Development Advisor will be responsible for arranging pick up and drop off at the airport for each patient as well as the cost of a hotel room with meals (no alcohol) for (5) five days for the patient and one companion.

     (h) If the patient and their party decide to stay longer than the (5) five treatment days, the Business Advisor will have the patient sign a Discharge Agreement where the patient will be responsible for any expenses thereafter themselves, including transportation to the airport.

4.     TERM.

This Agreement will become effective on the date of execution and will continue in full force and effect for a minimum period of one (1) year and thereafter from year to year unless and until terminated by a party in accordance with this Agreement.

5.     TERMINATION.

During the minimum period of one (1) year, either party may immediately terminate this Agreement for cause, upon written notice for any breach of contract, if the other party does not cure a material breach of this Agreement within thirty (30) days of receipt of written notice detailing such breach. After the expiration of one (1) year from the date of execution of this agreement, either party may terminate this Agreement without cause and for convenience with fourteen (14) days prior written notice to the other party. At any time, the parties may mutually agree in writing to terminate this Agreement.





6.     CONFIDENTIALITY.

          The Business Development Advisor shall not use or divulge or communicate to any person (other than those whose province it is to know the same or as permitted or contemplated by this Agreement or with the written approval of the other party or as may be required by law):

(i)                 any  Confidential  Company  Information;  or
(ii)                any  of  the  terms  of  this  Agreement

     The Business Development Advisor shall prevent the unauthorized publication or disclosure of any such information, materials or documents and ensure that any person to whom the information, materials or documents are disclosed is aware that the same is confidential and is covered by a similar duty to maintain confidentiality.
     The Business Development Advisor shall ensure that any employees, consultants, agents or Business Development Advisors are aware of and comply with the confidentiality and non-disclosure provisions contained in this Section and shall indemnify the Company against any loss or damage which the Company may sustain or incur as a result of any breach of the terms hereof by the Business Development Advisor, or any employees, consultants, agents or Business Development Advisors.

         CONFIDENTIAL  INFORMATION.

     The Business Development Advisor shall not directly or indirectly, communicate, disclose or divulge to any person or entity, or use for their own benefit or the benefit of any person or entity, any knowledge or information which the Business Development Advisor may have acquired, no matter from whom or on what matter such knowledge or information may have been acquired from the Company.These provisions shall survive the expiration or termination of this Agreement.

7.     COVENANT  NOT  TO  COMPETE.

     The Business Development Advisor, during the Term hereof, and for an additional period of two years thereafter (the ``Non-competition Term''), may not:

(a) Engage or participate in or become employed by, or render Business Development Advisory or other services to, any business entity that competes with the Company in the Ukraine or the Dominican Republic.

     If the foregoing provision is determined to be invalid by reason of the length of any period or the size of the area set forth, such period of time, such area or both will be considered to be reduced to a period of time or area that will cure such invalidity.

(b) Directly or indirectly solicit or induce any person, corporation, or other entity that is a customer of the Company at the time of the execution of this agreement or that was a customer at any time within the one-year period immediately preceding such termination to become a customer of any other person, corporation, or other entity competing with the Company or its Parent. The Business Development Advisor further agrees that he or she will not approach any such person, corporation, or other entity for such purposes.

(c) Directly or indirectly solicit or induce any person who is an Employee of the Company or its Parent to become employed by any person, firm or corporation competing with the Company or its Parent, or approach any Employee for such purpose.

(d) Disclose any proprietary or confidential information of the Company or its Parent relating to (i) the customers, clients, employees and accounts of the Company or its Parent, including but not limited to the identity of the Company's or its Parent's customers if such identity is proprietary or confidential; (ii) the Company's or its Parent's business methods, systems, plans, policies, and personnel; or (iii) the technical data, trade secrets, or know-how of the Company or its Parent, including, but not limited to, research, product plans, products, services, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware, configuration information, marketing, finances or other business information disclosed by the Company or its Parent, either directly or indirectly, whether in writing, orally or by drawings or inspection of parts or equipment.

8.     ARBITRATION  OF  DISPUTES.

(a) The Company and the Business Development Advisor agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, will be settled by arbitration to be held in Philadelphia County, Pennsylvania, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in the dispute or controversy.

(b) The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction. The Company and The Business Development Advisor will each pay one-half of the cost and expenses of the arbitration and each will separately pay its respective counsel fees and expenses.

     The Business Development Advisor acknowledges that the services to be rendered by the Business Development Advisor are of a special, unique and extraordinary character, and in connection with such services, the Business Development Advisor will have access to confidential information vital to the Company's and its Parent's business. By reason of this, the Business Development Advisor agrees that if the Business Development Advisor violates any of the provisions of this Agreement with respect to non-competition, diversion of the Company's and its Parent's clients or employees, or confidentiality, the Company and the Parent would sustain irreparable harm, and therefore, in addition to any other remedies that the Company and Parent may have under this Agreement, the Company and Parent will be entitled to apply to any court of competent jurisdiction for equitable relief, including specific performance and injunctions restraining the Business Development Advisor from committing or continuing any such violation of this Agreement.

(b) The Business Development Advisor further agrees that no bond or other security will be required in obtaining equitable relief and the Business Development Advisor hereby consents to the issuance of an injunction and to the ordering of specific performance.

(c) The Business Development Advisor further agrees that he will be required to sign an INFORMATION & PRODUCT EVALUATION AND NON-DISCLOSURE AGREEMENT in order to accept the position on the SCTI Business Development Advisory Board.

9.     INDEMNITY

     The Business Development Advisor shall and does hereby agree to defend, indemnify, release, and save harmless the Company, or companies agents, representatives, servants, employees, attorneys, and assigns from and against any and all suits, actions, judgments, damages, costs, expenses, and attorneys fees incurred in defense of any action or proceeding arising out of the performance of this agreement

 10.     NOTICES.

     Any notice, request, demand or other communication required or permitted to be given under this Agreement will be sufficient if in writing and if delivered personally, or sent by certified or registered mail as follows (or to such other addressee or address as will be set forth in a notice given in the same manner):











If  to  the  Business  Development  Advisor:

Gus  Yepes

____________________________________

and
____________________________________

If  to  the  Company:

Calvin  C.  Cao
CEO/Chairman
Stem  Cell  Therapy  International  Inc.
2203  North  Lois  Avenue,  9th  Floor,  Suite  #901
Tampa,  FL  33607

     Any such notice will be deemed to be given on the date delivered or mailed in the manner provided above.

 11.     WAIVER  OF  BREACH.

     The waiver by the Company or by the Business Development Advisor of a breach of any provision of this Agreement by the other party will not operate, or be construed, as a waiver of any other breach of such other party.

12.     ASSIGNMENT.

     This Agreement will inure to the benefit of, and be binding upon, the Company, its successors and assigns. This Agreement will be binding on the Business Development Advisor, the Business Development Advisor's heirs, executors or administrators, and legal representatives. However, this Agreement will not be assignable by the Business Development Advisor nor may the obligations of the Business Development Advisor be delegated, without express written consent of the Company.

 13.     ENTIRE  AGREEMENT.

     This Agreement represents the entire understanding of the parties and supersedes all previous agreements, oral or written, between the parties and any modification of the agreement must be in writing and executed by the parties. This is a personal services contract and the Business Development Advisor may not assign any rights or delegate any duties of the Business Development Advisor under this agreement.




 14.     APPLICABLE  LAW.

     The parties agree that this Agreement will be construed and enforced pursuant to the laws of the Commonwealth of Pennsylvania.



     IN WITNESS WHEREOF, the parties have set their hands as of the day and year first above written.



Stem Cell Therapy International, Inc.                          SCTI Business
Development Advisor,
                                   Costa Rica



By:                              BY:  ____________________________
Calvin  C.  Cao,  CEO/Chairman               Gus  Yepes